UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2004

GEOKINETICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9268	No. 94-1690082
(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 2100 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:                                         Entry into a Material Definitive Agreement.

On November 30, 2004, Geokinetics Inc., a Delaware corporation (“the Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) among the Company, ANS, Ltd., Kestrel Capital, LP, Levant America S.A., Charles E. Murphy, Jr., Marybeth Riordan, Edwin T. Markham, Thomas H. O’Neill, Jr., William R. Ziegler, Cerrito Partners, Steven A. Webster, Antony T. F. Lundy, Spicewood Investments Partners 2004 L.P., and Jan Erik Knutsen (collectively, the “Investors”).   Two of the Investors, Steven A. Webster and William R. Ziegler, are Directors of the Company.

Pursuant to the Securities Purchase Agreement, the Company issued 8,333 shares of Series A Senior Convertible Preferred Stock, $10.00 par value per share (the “Series A Preferred Stock”), to the Investors for an aggregate purchase price of $2,499,900 (the “Private Placement”).  As set forth in the Certificate of Designation of the Series A Preferred Stock (the “Certificate of Designation”), holders of Series A Preferred Stock are entitled to the following rights and preferences: to receive cumulative dividends at a dividend rate of 6% annum, compounded annually, of the original issue price; a liquidation preference in an amount per share equal to (i) the sum of the original issue price of $300 per share plus (ii) any accrued dividends; redemption rights; conversion rights; voting rights; and preemptive rights.  As set forth in a Registration Rights Agreement entered into among the Company and the Investors contemporaneously with the Securities Purchase Agreement (the “Registration Rights Agreement”), the Investors receiving the Series A Preferred Stock also have certain registration rights with respect to shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) issuable to the Investors upon conversion of the Series A Preferred Stock.

The Company shall apply the cash proceeds from the sale of the Series A Preferred Stock as follows: (i) approximately $1,500,000 will be invested in additional software and the purchase of additional equipment for Geophysical Development Corporation, a wholly-owned subsidiary of the Company; and (ii) the balance of approximately $1,000,000 will be used for working capital, expenses related to the Private Placement and general corporate purposes.

The foregoing description of the Securities Purchase Agreement, Certificate of Designation, and the Registration Rights Agreement is qualified in its entirety by reference to the Securities urchase Agreement, Certificate of Designation, and Registration Rights Agreement, copies of which are attached to this Current Report as Exhibits 2.1, 4.1, and 4.2 respectively, and are incorporated herein by reference.

Item 3.02:                                         Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Report on Form 8-K, on November 30, 2004, the Company issued 8,333 shares of Series A Preferred Stock for an aggregate price of $2,499,900.  The securities were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).  Each of the Investors represented to the Company that such person or entity was an “accredited investor” as defined in Regulation D under the Securities Act and that the securities were acquired for the Investor’s own account and without a view to the distribution of such securities.

Each share of the Series A Preferred Stock is convertible, at the option of the holder, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Liquidation Preference Amount (an amount per share equal to (i) the sum of the original issue price for Series A Preferred Stock, plus (ii) any accrued dividends for the Series A Preferred Stock by the applicable Conversion Price (initially, $.30 per share, and subject to adjustment thereafter) for the Series A Preferred Stock in effect on the date the certificate is surrendered for conversion.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Rate at the time in effect for Series A Preferred Stock immediately upon the Company’s sale of its Common Stock in an underwritten public offering yielding a specified level of proceeds to the Company pursuant to an effective registration statement under the Securities Act.

The Company will apply the proceeds from the Private Placement as described in Item 1.01 of this Current Report on Form 8-K.

Item 3.03:                                         Material Modifications to Rights of Security Holders.

(b)                                 So long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without first obtaining the approval of not less than fifty-one percent (51%) of the then-outstanding shares of the Series A Preferred Stock, determined on a fully-diluted and as-converted basis, declare or pay any dividend or other distribution upon the Company’s capital stock (except dividends payable solely in shares of Common Stock), or purchase, redeem, or otherwise acquire any shares of the Company’s capital stock, except for repurchases, at cost, of shares of the capital stock of the Company (pursuant to the rights held by the Company as of November 23, 2004) held by the Company’s consultants, directors, officers or employees.

Item 8.01                                             Other Events.

On December 6, 2004, the Company announced the completion of the Private Placement.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01:                                         Financial Statements and Exhibits.

(c)                                  Exhibits.

2.1                                 Form of Securities Purchase Agreement, dated November 30, 2004, by and among the Company and the Investors named therein.

4.1                                 Form of Certificate of Designation of Series A Senior Convertible Preferred Stock.

4.2                                 Form of Registration Rights Agreement, dated November 30, 2004, by and among the Company and the Investors named therein.

4.3                                 Form of Limited Waiver and Consent to Grant of Registration Rights, dated November 30, 2004 by and among the Company and the Investors named therein.

99.1                           Press Release dated November 30, 2004, “Geokinetics Completes Private Placement Transaction.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: December 6, 2004	By:	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

*2.1	Form of Securities Purchase Agreement, dated November 30, 2004, by and among the Company and the Investors named therein.

*4.1	Form of Certificate of Designation of Series A Senior Convertible Preferred Stock.

*4.2	Form of Registration Rights Agreement, dated November 30, 2004, by and among the Company and the Investors named therein.

*4.3	Form of Limited Waiver and Consent to Grant of Registration Rights, dated November 30, 2004 by and among the Company and the Investors named therein.

*99.1	Press release dated December 6, 2004, “Geokinetics Completes Private Placement Transaction.”

*                                         Filed herewith